LONG-TERM INVESTMENTS - Equity investments without readily determinable fair value - Tabular Information (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
LONG-TERM INVESTMENTS
Initial cost basis	¥ 57,241	$ 8,299	¥ 57,241
Cumulative unrealized gains	116,930	16,953	116,930
Cumulative unrealized losses (including impairment)	(17,312)	(2,510)	(5,000)
Total carrying value	¥ 156,859	$ 22,742	¥ 169,171